UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 14, 2021

Karat Packaging Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction
of Incorporation)

001-40336	83-2237832
(Commission File Number)	(I.R.S. Employer Identification No.)
6185 Kimball Avenue Chino, California	91708
(Address of Principal Executive Offices)	(Zip Code)

(626) 965-8882
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	KRT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

In connection with the initial public offering (“IPO”) by Karat Packaging Inc. (the “Company”) of its common stock, par value $0.001 par value (the "Common Stock"), as described in the Registration Statement on Form S-1 (File No. 333-253270), as amended (the “Registration Statement”), the Company entered into the following agreements:

•	Employment Agreement dated April 19, 2021 by and between the Company and Alan Yu, as Chief Executive Officer;
•	Employment Agreement dated April 19, 2021 by and between the Company and Marvin Cheng, as Vice President – Manufacturing and Secretary;
•	Employment Agreement dated April 19, 2021 by and between the Company and Joanne Wang, as Chief Operating Officer;
•	Amended and Restated Employment Agreement dated April 19, 2021 by and between the Company and Ann Sabahat, as Chief Financial Officer; and
•	Indemnification Agreements dated April 12, 2020 by and between the Company and each of the Company's executive officers and directors.

A description of the employment agreements is set forth in the section titled “Executive and Director Compensation – Employment Arrangements with Our Named Executive Officers” in the final prospectus, dated April 14, 2021, relating to the Registration Statement filed with the Securities and Exchange Commission on April 16, 2021 (the “Final Prospectus”). Also, a description of the indemnification agreement is set forth in the section titled “Limitation of Liability and Indemnification Matters” in the Final Prospectus

The foregoing description of the employment agreements and indemnification agreements is qualified in its entirety by reference to the employments agreements filed as Exhibits 10.1 – 10.4 and the form of indemnification agreement filed as Exhibit 10.5 to this report and each of which is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure included in Item 1.01 above is incorporated herein by reference.

Item 8.01. Other Events.

On April 14, 2021, the Company issued a press release announcing the pricing of its IPO. The press release is attached as Exhibit 991. to this report and is incorporated herein by reference.

On April 19, 2021, the Company completed its IPO of 3,950,000 shares of Common Stock a price to the public of $16.00 per share. The gross proceeds to the Company from the IPO were $63,2000,000, before deducting underwriting discounts and commissions and estimated offering expenses payable by the Company.

On April 19, 2021, the Company issued a press release announcing the closing of its IPO. The press release is attached as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1+	Employment Agreement dated April 19, 2021 by and between the Company and Alan Yu
10.2+	Employment Agreement dated April 19, 2021 by and between the Company and Marvin Cheng
10.3+	Employment Agreement dated April 19, 2021 by and between the Company and Joanne Wang
10.4+	Amended and Restated Employment Agreement dated April 19, 2021 by and between the Company and Ann Sabahat
10.5*	Form of Indemnification Agreement
99.1	Press Release of Karat Packaging Inc,. dated April 14, 2021
99.2	Press Release of Karat Packaging Inc., dated April 19, 2021

*	Incorporated by reference to Exhibit 10.10 to the Company's Registration Statement on Form S-1, as amended, filed on April 6, 2021

+	Indicates management compensatory agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KARAT PACKAGING INC.

Date: April 20, 2021	By:	/s/ Ann T. Sabahat
Ann T. Sabahat
Chief Financial Officer

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